UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 2, 2009

Date of Report (Date of Earliest Event Reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3027 Townsgate Road, Suite 300
Westlake Village, CA 91361
(Address of principal executive offices) (Zip Code)

(805) 322-9655
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 2, 2009, Sung Won Sohn, Ph.D., joined the Board of Directors of First California Financial Group, Inc. (“First California”) and its operating subsidiary, First California Bank.  This appointment fills a vacancy at the holding company and the bank and returns the membership to 10 directors at First California and 11 at First California Bank.  There are no arrangements between Dr. Sohn and any other persons pursuant to which Dr. Sohn was selected as a director and there are no transactions, or proposed transactions, to which First California is or was to be a party and in which Dr. Sohn has a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Dr. Sohn will be entitled to director fees in the amount of $1,500 per month ($18,000 per year) and to participate in First California’s Omnibus Equity Incentive Plan which authorizes the issuance of awards for up to 1,000,000 shares of First California’s common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. In connection with his appointment to the Board of Directors, Mr. Sohn was granted 5,000 stock options under the Omnibus Equity Incentive Plan, exercisable at $4.08 per share, the fair market price on the grant date.

On November 6, 2009, First California issued a press release announcing Dr. Sohn’s appointment to the Board.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.*

(d)           Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press release dated November 6, 2009

_______________
*
The information furnished under Item 5.02 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First California under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Dated: November 6, 2009	By:	/s/ Romolo Santarosa
	Name:	Romolo Santarosa
	Title:	Executive Vice President, Chief Financial Officer